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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement of Universal Compression Holdings, Inc. on Form S-8 of our report dated June 4, 2004 appearing in the Annual Report on Form 10-K of Universal Compression Holdings, Inc. for the year ended March 31, 2004. We also consent to the incorporation by reference in this Registration Statement of Universal Compression Holdings, Inc. on Form S-8 of Registration No. 333-37648, Registration No. 333-55260, Registration No. 333-67784 and Registration No. 333-99473.

                      /s/ DELOITTE & TOUCHE LLP

                      Houston, Texas
                      October 29, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM